UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07326
                                                     ---------

                          Gabelli Investor Funds, Inc.
                  -------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
                  -------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                  -------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: 1-800-422-3554
                                                           --------------

                      Date of fiscal year end: December 31
                                              -------------

                   Date of reporting period: December 31, 2005
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                              THE GABELLI ABC FUND
                                  ANNUAL REPORT
                               DECEMBER 31, 2005



TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a Fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the schedule of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2005 with a description of factors that affected the performance during the past year.

PERFORMANCE DISCUSSION

      The Gabelli ABC Fund gained 1.38% during the fourth quarter and 4.98% for full year 2005. We note that 2005 was the 12th consecutive calendar year during which the Fund had positive performance.

      Merger and acquisition (M&A) activity in the U.S. exceeded $1.1 trillion during 2005, a 33% increase from 2004's announced total of $849 billion. Announced worldwide M&A volume was over $2.7 trillion, making 2005 the third best year ever for M&A and the best year since 2000. The premium buyers were willing to pay for acquisitions hit a record low of 20 percent compared to the peak of 29 percent reached in 2000.

      During the year, the U.S. accounted for approximately 40% of global transactions. Private equity acquisitions of U.S. companies rose to record level in 2005. Sectors that led in M&A activity in the U.S. in the past twelve months were Energy and Power, Financials, and Media and Entertainment.

      The three largest deals of the year in which the Fund participated were:

      PROCTER & GAMBLE (PG - $57.88 - NYSE) $57 billion acquisition of Gillette.

      BANK OF AMERICA (BAC - $46.15 - NYSE) announcement on June 30th to acquire MBNA Corp for $35.8 billion.

      GAS NATURAL SDG, S.A. (GAS.MC - [EURO] 23.66 - MADRID STOCK EXCHANGE) of Spain announced on September 5th that it intends to acquire 100% of Endesa S.A. for approximately $51.4 billion.

      The Fund invests in "event" driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of capital. Among the deals that the Fund participated in during the year were Alamosa Holdings Inc., Anteon International Corp., Chiron Corp., Dofasco Inc., Georgia-Pacific, Guidant Corp., La Quinta Corp., Endesa SA, Reebok International Ltd., E-Loan Inc., Imagistics International Inc., PalmSource Inc., Vicuron Pharmaceuticals Inc., Ameritrade Holding Corp., Kaman Corp., Cuno Inc., Overnite Corp., Retek Inc., Accredo Health Inc., United Defense Industries Inc., and Insurance Auto Auctions.

      Some of the best performers in 2005 from the long-term holdings in the ABC Fund include Kaman Corp. +55.7%, Argonaut Group Inc. +55.09%, Mirant Corp. +48.1%, Gold Fields Ltd. +41.3%, Revlon Inc. +34.8%, and Gold Banc Corp. Inc. +24.6%. Positions that the Fund had at the beginning of 2005 that hurt performance during the year were Dana Corp. -58.6%, Packaging Dynamics Corp. -22.2%, Las Vegas Sands Corp. -17.8%, Grupo Continental SA -17.5%, Monolithic System Technology Inc. -11.7%, Provide Commerce Inc. -10.9%, and Guidant Corp. -10.2. The Fund's cash and cash equivalents at the end of 2005 was slightly over 18% or approximately 46 percentage points less than the level at the end of 2004. Higher short-term interest rates from our short-term U.S.Treasury Bill investments during the year also bolstered our return.

                                              Sincerely yours,

                                              /s/ Bruce N. Alpert

                                              Bruce N. Alpert
February 13, 2006

                                [GRAPHIC OMITTED]
                                PLOT POINTS FOLLOW:

 COMPARISON OF CHANGE IN VALUE OF A $50,000 INVESTMENT IN THE GABELLI ABC FUND,
       THE LIPPER U.S. TREASURY MONEY MARKET AVERAGE AND THE S&P 500 INDEX

             Gabelli ABC        Lipper U.S. Treasury             S&P 500
                    Fund        Money Market Average               Index
5/14/93         $ 50,000                     $50,000            $ 50,000
12/31/93          54,550                      50,815              54,045
12/31/94          57,021                      52,649              54,753
12/31/95          63,396                      55,456              75,302
12/31/96          68,335                      58,090              92,584
12/31/97          77,047                      60,692             123,460
12/31/98          85,630                      63,527             158,770
12/31/99          93,337                      66,233             192,159
12/31/00         103,464                      69,902             174,673
12/31/01         108,182                      72,251             153,904
12/31/02         109,123                      72,995             119,907
12/31/03         114,514                      73,302             154,284
12/31/04         116,724                      73,734             171,054
12/31/05         122,537                      75,445             179,453

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


COMPARATIVE RESULTS
--------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2005 (A)
              ----------------------------------------------------
                                                                                                          Since
                                                                                                        Inception
                                                  QUARTER    1 YEAR    3 YEAR      5 YEAR     10 YEAR   (5/14/93)
-----------------------------------------------------------------------------------------------------------------
 GABELLI ABC FUND ..............................  1.38%      4.98%      3.94%      3.44%      6.81%      7.35%

 S&P 500 Index .................................  2.08       4.91      14.38       0.54       9.07      10.64
 Lipper U.S. Treasury Money Market Avg. ........  0.77       2.32       1.11       1.54       3.20       3.37(b)

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE
    PERFORMANCE  DATA  PRESENTED.  RETURNS  WOULD  HAVE  BEEN  LOWER IF  CERTAIN
    EXPENSES OF THE FUND HAD NOT BEEN WAIVED OR REIMBURSED SINCE APRIL 2002. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH-END. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE, WHILE THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY.
(b) FROM APRIL 30, 1993, THE DATE CLOSEST TO THE FUND'S INCEPTION FOR WHICH DATA IS AVAILABLE.
--------------------------------------------------------------------------------

THE GABELLI ABC FUND
DISCLOSURE  OF FUND  EXPENSES  (UNAUDITED)
For the Six Month Period from July 1, 2005 through December 31, 2005
                                                                   EXPENSE TABLE
================================================================================


We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of a fund. When a fund's expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The "Ending Account Value" shown is derived from the Fund's ACTUAL return during the past six months, and the "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid during this period.

HYPOTHETICAL 5% RETURN: This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case - because the hypothetical return used is NOT the Fund's actual return - the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2005.

                    Beginning       Ending      Annualized    Expenses
                  Account Value  Account Value    Expense    Paid During
                    07/01/05       12/31/05        Ratio       Period*
--------------------------------------------------------------------------------
THE GABELLI ABC FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Gabelli ABC Fund    $1,000.00     $1,032.00        0.62%       $3.18

HYPOTHETICAL 5% RETURN
Gabelli ABC Fund    $1,000.00     $1,022.08        0.62%       $3.16

* Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total net assets as of December 31, 2005:

THE GABELLI ABC FUND

Health Care ...................................  14.4%
Food and Beverage .............................  12.8%
U.S. Government Obligations ...................  11.4%
Computer Software and Services ................   9.8%
Wireless Communications .......................   9.4%
Telecommunications ............................   9.1%
Energy and Utilities ..........................   4.1%
Hotels and Gaming .............................   4.1%
Real Estate ...................................   3.6%
Metals and Mining .............................   2.3%
Financial Services ............................   2.2%
Automotive: Parts and Accessories .............   1.3%
Business Services .............................   0.9%
Consumer Products .............................   0.9%
Diversified Industrial ........................   0.8%
Broadcasting ..................................   0.7%
Cable and Satellite ...........................   0.6%
Consumer Services .............................   0.5%
Publishing ....................................   0.5%
Electronics ...................................   0.4%
Transportation ................................   0.4%
Equipment and Supplies ........................   0.3%
Retail ........................................   0.2%
Aviation: Parts and Services ..................   0.1%
Entertainment .................................   0.1%
Computer Hardware .............................   0.0%
Communications Equipment ......................   0.0%
Home Furnishings ..............................   0.0%
Other Assets and Liabilities - (Net) ..........   9.1%
                                               --------
                                                100.0%
                                               ========


THE FUND FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2005. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI
(800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.


PROXY VOTING

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities are available without charge, upon request, (i) by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) by visiting the Securities and Exchange Commission's website at www.sec.gov.

THE GABELLI ABC FUND
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2005
================================================================================

                                                            MARKET
    SHARES                                    COST           VALUE
    ------                                    ----          ------
              COMMON STOCKS -- 78.4%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.3%
     26,537   BERU AG ................... $  2,328,889   $  2,230,607
     15,000   Dana Corp. ................      191,574        107,700
      5,000   Federal-Mogul Corp.+ ......       14,938          1,800
                                          ------------   ------------
                                             2,535,401      2,340,107
                                          ------------   ------------
              AVIATION: PARTS AND SERVICES -- 0.1%
        500   Aviall Inc.+ ..............        4,419         14,400
     14,000   Fairchild Corp.,
                Cl. A+ ..................       83,210         35,700
      8,000   Kaman Corp. ...............      140,332        157,520
                                          ------------   ------------
                                               227,961        207,620
                                          ------------   ------------
              BROADCASTING -- 0.7%
     10,000   Cogeco Inc. ...............      194,809        206,461
     53,500   Crown Media Holdings
                Inc., Cl. A+ ............      566,521        490,595
     10,000   Liberty Corp. .............      457,248        468,100
        500   Salem Communications
                Corp., Cl. A+ ...........        3,895          8,745
                                          ------------   ------------
                                             1,222,473      1,173,901
                                          ------------   ------------
              BUSINESS SERVICES -- 0.0%
      1,000   CCC Information Services
                Group Inc.+ .............       26,209         26,220
                                          ------------   ------------
              CABLE AND SATELLITE -- 0.6%
     30,000   Cablevision Systems
                Corp., Cl. A+ ...........      721,067        704,100
     12,000   PanAmSat Holding
                Corp. ...................      288,600        294,000
                                          ------------   ------------
                                             1,009,667        998,100
                                          ------------   ------------
              COMPUTER HARDWARE -- 0.0%
      1,000   Maxtor Corp.+ .............        6,910          6,940
                                          ------------   ------------
              COMPUTER SOFTWARE AND SERVICES -- 9.8%
     31,000   Anteon International
                Corp.+ ..................    1,677,741      1,684,850
    300,000   Micromuse Inc.+ ...........    2,969,700      2,967,000
      1,000   NEON Systems Inc.+ ........        6,130          6,170
  1,200,000   Siebel Systems Inc. .......   12,514,981     12,696,000
  1,215,000   StorageNetworks Inc.
                Escrow+ (a) .............            0         36,450
                                          ------------   ------------
                                            17,168,552     17,390,470
                                          ------------   ------------
              CONSUMER PRODUCTS -- 0.9%
     60,000   Levcor International
                Inc.+ ...................      140,640         45,000
      3,000   Maytag Corp. ..............       56,249         56,460
     33,000   Packaging Dynamics
                Corp. ...................      210,615        368,610
     15,000   Reebok International
                Ltd. ....................      851,878        873,450
     61,035   Revlon Inc., Cl. A+ .......      120,178        189,208
        270   Vector Group Ltd. .........        4,270          4,906
                                          ------------   ------------
                                             1,383,830      1,537,634
                                          ------------   ------------

                                                            MARKET
    SHARES                                    COST           VALUE
    ------                                    ----          ------
              CONSUMER SERVICES -- 0.5%
     14,000   IAC/InterActiveCorp+ ...... $    342,813   $    396,340
     15,000   Provide Commerce
                Inc.+ ...................      500,091        496,650
                                          ------------   ------------
                                               842,904        892,990
                                          ------------   ------------
              DIVERSIFIED INDUSTRIAL -- 0.7%
      6,000   Ampco-Pittsburgh
                Corp. ...................       69,606         87,060
     55,120   Harbor Global Co.
                Ltd.+ ...................      267,922        496,080
      3,000   Honeywell
                International Inc. ......      109,642        111,750
      3,000   Katy Industries
                Inc.+ ...................       17,440          9,300
     50,000   WHX Corp.+ ................      782,112        507,500
                                          ------------   ------------
                                             1,246,722      1,211,690
                                          ------------   ------------
              ELECTRONICS -- 0.4%
      4,000   Integrated Device
                Technology Inc.+ ........       44,659         52,720
        500   Leica Geosystems AG .......      220,139        218,789
     80,000   Monolithic System
                Technology Inc.+ ........      393,644        440,000
      1,140   Safran SA .................       21,363         27,263
                                          ------------   ------------
                                               679,805        738,772
                                          ------------   ------------
              ENERGY AND UTILITIES -- 4.0%
     10,000   Burlington Resources
                Inc. ....................      860,010        862,000
    165,000   Endesa SA .................    4,202,008      4,340,512
        664   Kerr-McGee Corp. ..........       32,506         60,331
     23,000   Northeast Utilities .......      412,975        452,870
        715   Petrohawk Energy
                Corp.+ ..................        7,894          9,452
     25,000   Progress Energy
                Inc., CVO+ ..............       13,000          1,812
     44,000   Suez SA ...................    1,487,811      1,368,961
     44,000   Suez SA, Strips+ ..........            0            521
      1,000   Vintage Petroleum
                Inc. ....................       49,160         53,330
                                          ------------   ------------
                                             7,065,364      7,149,789
                                          ------------   ------------
              ENTERTAINMENT -- 0.1%
      1,001   Chestnut Hill
                Ventures+ (a) ...........        3,750         21,501
      5,000   Dave & Buster's
                Inc.+ ...................       88,350         88,050
      1,000   Discovery Holding
                Co., Cl. A+ .............       12,527         15,150
     10,000   Liberty Media Corp.,
                Cl. A+ ..................       76,951         78,700
                                          ------------   ------------
                                               181,578        203,401
                                          ------------   ------------
              EQUIPMENT AND SUPPLIES -- 0.3%
      1,000   Ault Inc.+ ................        2,863          2,860
     25,000   Baldwin Technology
                Co. Inc., Cl. A+ ........       59,500        101,250
      4,500   HeidelbergCement AG .......      327,161        400,949
                                          ------------   ------------
                                               389,524        505,059
                                          ------------   ------------
              FINANCIAL SERVICES -- 2.2%
      3,000   Amvescap plc, ADR .........       43,670         46,170
     16,900   Argonaut Group Inc.+ ......      384,000        553,813
     22,000   Banca Antonveneta
                SpA .....................      694,349        684,741
     20,000   Collegiate Funding
                Services Inc.+ ..........      393,300        395,000

                See accompanying notes to financial statements.

THE GABELLI ABC FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2005
================================================================================

                                                            MARKET
    SHARES                                    COST           VALUE
    ------                                    ----          ------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
      1,000   Cornerstone
                Bancorp Inc. ............ $     33,900   $     35,200
     16,000   Fifth Third Bancorp .......      751,840        603,520
      1,000   First Data Corp. ..........       28,875         43,010
     25,000   Gold Banc Corp. Inc. ......      375,646        455,500
      1,500   Leucadia
                National Corp. ..........       30,175         71,190
     36,000   MBNA Corp. ................      934,760        977,400
                                          ------------   ------------
                                             3,670,515      3,865,544
                                          ------------   ------------
              FOOD AND BEVERAGE -- 12.8%
     12,100   Cruzan International
                Inc.+ ...................      340,571        338,921
     20,000   Denny's Corp.+ ............       49,969         80,600
    260,000   Dreyer's Grand Ice
                Cream Holdings Inc.,
                Cl. A ...................   20,321,677     21,548,800
        500   Genesee Corp.,
                Cl. A+ ..................          750            812
     12,200   Genesee Corp.,
                Cl. B+ ..................        4,466         20,740
    142,100   Grupo Continental
                SA ......................      218,331        235,887
     10,000   Pernod Ricard
                SA, ADR .................      417,494        434,665
      1,000   Vincor International
                Inc.+ ...................       26,291         26,642
                                          ------------   ------------
                                            21,379,549     22,687,067
                                          ------------   ------------
              HEALTH CARE -- 14.4%
    120,000   Animas Corp.+ .............    2,885,600      2,898,000
    182,500   Beverly
                Enterprises Inc.+ .......    2,326,250      2,129,775
    250,000   Chiron Corp.+ .............   11,067,519     11,115,000
     45,000   Guidant Corp. .............    3,046,113      2,913,750
     70,000   IDX Systems Corp.+ ........    3,024,057      3,074,400
     25,000   IMS Health Inc. ...........      641,065        623,000
      1,000   INAMED Corp.+ .............       69,444         87,680
      1,000   OSI Pharmaceuticals
                Inc.+ ...................       25,690         28,040
     50,000   Renal Care Group
                Inc.+ ...................    2,308,185      2,365,500
     10,000   Serono SA, ADR ............      182,570        198,600
                                          ------------   ------------
                                            25,576,493     25,433,745
                                          ------------   ------------
              HOTELS AND GAMING -- 4.1%
     22,000   GTECH Holdings Corp. ......      724,970        698,280
    530,000   La Quinta Corp.+ ..........    5,812,625      5,904,200
     17,000   Las Vegas Sands
                Corp.+ ..................      626,367        670,990
                                          ------------   ------------
                                             7,163,962      7,273,470
                                          ------------   ------------
              METALS AND MINING -- 2.3%
     39,000   Alcan Inc. ................    1,520,654      1,597,050
      7,500   Dofasco Inc. ..............      387,655        419,244
     40,000   Falconbridge Ltd. .........      963,328      1,187,148
     20,000   Gold Fields Ltd.,
                ADR .....................      255,907        352,600
     12,500   Novelis Inc. ..............      288,976        261,125
     10,000   Placer Dome Inc. ..........      207,279        229,300
     10,000   Royal Oak
                Mines Inc.+ .............       11,858             23
                                          ------------   ------------
                                             3,635,657      4,046,490
                                          ------------   ------------

                                                            MARKET
    SHARES                                    COST           VALUE
    ------                                    ----          ------
              PUBLISHING -- 0.5%
     25,000   Dow Jones & Co. Inc. ...... $    993,336   $    887,250
                                          ------------   ------------
              REAL ESTATE -- 3.6%
     10,000   Amli Residential
                Properties Trust ........      376,591        380,500
     50,000   Arden Realty Inc. .........    2,261,750      2,241,500
     20,000   CenterPoint
                Properties Trust ........      991,877        989,600
      5,000   CRIIMI MAE Inc.+ ..........       97,570         99,000
     72,000   Griffin Land &
                Nurseries Inc.+ .........    1,662,413      1,879,560
        316   HomeFed Corp. .............          566         21,172
        500   ProLogis ..................       11,325         23,360
     20,000   Town & Country Trust ......      676,480        676,200
                                          ------------   ------------
                                             6,078,572      6,310,892
                                          ------------   ------------
              RETAIL -- 0.2%
     20,000   Albertson's Inc. ..........      448,536        427,000
      1,000   Hudson's Bay Co. ..........       13,134         12,749
      1,000   Saks Inc.+ ................       17,450         16,860
                                          ------------   ------------
                                               479,120        456,609
                                          ------------   ------------
              TELECOMMUNICATIONS -- 9.1%
     20,000   Corning Inc.+ .............      264,342        393,200
     31,900   MCI Inc. ..................      760,002        629,387
    210,000   Scientific-
                Atlanta Inc. ............    8,897,201      9,044,700
    100,000   TDC A/S ...................    5,802,070      5,990,162
      3,000   Telegroup Inc.+ ...........           31              1
      1,000   Telindus Group NV+ ........       19,395         20,008
                                          ------------   ------------
                                            15,743,041     16,077,458
                                          ------------   ------------
              TRANSPORTATION -- 0.4%
     80,000   Peninsular & Oriental
                Steam Navigation Co. ....      605,141        641,398
                                          ------------   ------------
              WIRELESS COMMUNICATIONS -- 9.4%
    450,000   Alamosa Holdings
                Inc.+ ...................    8,310,210      8,374,500
        500   American Tower Corp.,
                Cl. A+ ..................        7,707         13,550
     14,000   Metricom Inc.+ ............        1,680             28
    200,000   Nextel Partners Inc.,
                Cl. A+ ..................    5,572,220      5,588,000
    650,000   O2 plc ....................    2,304,041      2,211,474
     10,000   Telesystem International
                Wireless Inc. ...........            0             80
     10,000   United States
                Cellular Corp.+ .........      466,745        494,000
     50,000   Winstar Communications
                Inc.+ (a) ...............        2,125             50
                                          ------------   ------------
                                            16,664,728     16,681,682
                                          ------------   ------------
              TOTAL COMMON STOCKS .......  135,977,014    138,744,298
                                          ------------   ------------

                See accompanying notes to financial statements.

THE GABELLI ABC FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2005
================================================================================

                                                            MARKET
    SHARES                                    COST           VALUE
    ------                                    ----          ------
              PREFERRED STOCKS -- 0.0%
              COMMUNICATIONS EQUIPMENT -- 0.0%
              RSL Communications Ltd.,
      2,000     7.500% Cv. Pfd.,
                Ser. A+ (a)(b) .......... $        185   $          0
      1,000     7.500% Cv.
                Pfd.+ (a)(b) ............           93              0
                                          ------------   ------------
                                                   278              0
                                          ------------   ------------
              HOME FURNISHINGS -- 0.0%
      8,000   O'Sullivan Industries
                Holdings Inc.,
                12.000% Pfd.+ ...........        4,750              2
                                          ------------   ------------
              TOTAL PREFERRED
                STOCKS ..................        5,028              2
                                          ------------   ------------
   PRINCIPAL
    AMOUNT
    ------
              CORPORATE BONDS -- 0.7%
              BUSINESS SERVICES -- 0.6%
 $1,500,000   GP Strategies Corp.,
                Sub. Deb., 6.000%,
                08/14/08 (a)(c) .........    1,181,701      1,001,931
                                          ------------   ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
    100,000   Exodus Communications
                Inc., Sub. Deb. Cv.,
                5.250%,
                02/15/08+ (a)(b) ........        2,250              0
                                          ------------   ------------
              ENERGY AND UTILITIES -- 0.1%
    250,000   Mirant Corp., Deb. Cv.,
                2.500%,
                06/15/21+ (b) ...........      188,752        268,906
                                          ------------   ------------
              RETAIL -- 0.0%
    200,000   RDM Sports Group Inc.,
                Sub. Deb.,8.000%,
                08/15/03+ (a)(b) ........        4,000              0
                                          ------------   ------------
              TRANSPORTATION -- 0.0%
    850,000   Builders Transport Inc.,
                Sub. Deb. Cv., 6.500%,
                05/01/11+ (a)(b) ........        8,500              0
                                          ------------   ------------
              TOTAL CORPORATE
                BONDS ...................    1,385,203      1,270,837
                                          ------------   ------------
    SHARES
    ------
              WARRANTS -- 0.4%
              BUSINESS SERVICES -- 0.3%
    196,823   GP Strategies Corp.,
                expire
                08/14/08+ (a)(c) ........      477,799        635,421
                                          ------------   ------------
              CONSUMER PRODUCTS -- 0.0%
     10,396   Pillowtex Corp.,
                expire 11/24/09+ ........       45,461              1
                                          ------------   ------------

                                                            MARKET
    SHARES                                    COST           VALUE
    ------                                    ----          ------
              DIVERSIFIED INDUSTRIAL -- 0.1%
    284,777   National Patent
                Development Corp.,
                expire
                08/14/08+ (a)(c) ........ $          0   $    111,295
      6,533   WHX Corp.,
                expire 02/28/08+ ........       53,205         11,923
                                          ------------   ------------
                                                53,205        123,218
                                          ------------   ------------
              TOTAL WARRANTS ............      576,465        758,640
                                          ------------   ------------
   PRINCIPAL
    AMOUNT
    ------
              U.S. GOVERNMENT OBLIGATIONS -- 11.4%
$20,308,000   U.S. Treasury Bills,
                3.506% to 3.947%++,
                01/12/06 to
                03/23/06 ................   20,186,577     20,184,430
                                          ------------   ------------
              TOTAL
                INVESTMENTS --
                90.9% ................... $158,130,287    160,958,207
                                          ============
              OTHER ASSETS AND
                LIABILITIES
                (NET) -- 9.1% ...........                  16,031,130
                                                         ------------
              NET ASSETS -- 100.0% ......                $176,989,337
                                                         ============

----------------
(a) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At December 31, 2005, the market value of fair valued securities amounted to $1,806,648 or 1.02% of total net assets.
(b) Security in default.
(c) At December 31, 2005, the Fund held investments in restricted and illiquid securities amounting to $1,748,647 or 0.99% of net assets, which were valued under methods approved by the Board as follows:

ACQUISITION                                                             12/31/05
  SHARES/                                                               CARRYING
 PRINCIPAL                                     ACQUISITION ACQUISITION   VALUE
  AMOUNT   ISSUER                                 DATE        COST      PER UNIT
  ------   ------                              ----------- -----------  --------
  284,777  National Patent Development Corp.
             warrants expire 08/14/08 ........  11/24/04  $     0.00    $ 0.3908
  196,823  GP Strategies Corp.
             warrants expire 08/14/08 ........  08/08/03     477,799      3.2284
$1,500,000 GP Strategies Corp., Sub. Deb.,
             6.000%, 08/14/08 ................  08/08/03   1,022,201     66.7954

 +   Non-income producing security.
 ++  Represents annualized yield at date of purchase.
 ADR American Depository Receipt
 CVO Contingent Value Obligation

                 See accompanying notes to financial statements.

                              THE GABELLI ABC FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
================================================================================

ASSETS:
  Investments, at value (cost $158,130,287) ................      $ 160,958,207
  Foreign currency, at value (cost $15,488,010) ............         15,381,344
  Cash .....................................................                817
  Receivable for investments sold ..........................            698,023
  Dividends and interest receivable ........................            107,267
  Receivable for Fund shares sold ..........................                150
  Other assets .............................................              7,483
                                                                  -------------
  TOTAL ASSETS .............................................        177,153,291
                                                                  -------------
LIABILITIES:
  Payable for investment advisory fees .....................             78,206
  Payable for shareholder communications expenses ..........             36,405
  Payable for legal and audit fees .........................             26,069
  Other accrued expenses ...................................             23,274
                                                                  -------------
  TOTAL LIABILITIES ........................................            163,954
                                                                  -------------
  NET ASSETS applicable to 17,969,190
     shares outstanding ....................................      $ 176,989,337
                                                                  =============
NET ASSETS CONSIST OF:
  Capital stock, at $0.001 par value .......................      $      17,969
  Additional paid-in capital ...............................        174,606,633
  Accumulated distributions in excess
    of net investment income ...............................           (133,555)
  Accumulated distributions in excess
    of net realized gain on investments and
    foreign currency transactions ..........................           (213,927)
  Net unrealized appreciation on investments ...............          2,827,920
  Net unrealized depreciation on
      foreign currency translations ........................           (115,703)
                                                                  -------------
  NET ASSETS ...............................................      $ 176,989,337
                                                                  =============

  NET ASSET VALUE, offering and redemption price per
     share ($176,989,337 / 17,969,190 shares outstanding;
     1,000,000,000 shares authorized) ......................              $9.85
                                                                          =====


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
================================================================================

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $11,876) ...............      $  1,008,800
  Interest ..................................................         3,463,391
                                                                   ------------
  TOTAL INVESTMENT INCOME ...................................         4,472,191
                                                                   ------------
EXPENSES:
  Investment advisory fees ..................................         2,369,551
  Shareholder communications expenses .......................            66,063
  Shareholder services fees .................................            51,258
  Custodian fees ............................................            44,573
  Legal and audit fees ......................................            39,984
  Registration fees .........................................            24,689
  Directors' fees ...........................................             9,655
  Miscellaneous expenses ....................................            87,007
                                                                   ------------
  TOTAL EXPENSES ............................................         2,692,780
  Less:
  Custodian fee credits .....................................           (27,751)
  Fees waived (see Note 3) ..................................        (1,184,775)
                                                                   ------------
  NET EXPENSES ..............................................         1,480,254
                                                                   ------------
  NET INVESTMENT INCOME .....................................         2,991,937
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain on investments ..........................         6,808,595
  Net realized loss on foreign currency transactions ........           (57,649)
  Net change in unrealized appreciation/depreciation
    on investments and foreign currency translations ........           862,232
                                                                   ------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCY ........................         7,613,178
                                                                   ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .........................................      $ 10,605,115
                                                                   ============


STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                           YEAR ENDED           YEAR ENDED
                                                                        DECEMBER 31, 2005    DECEMBER 31, 2004
                                                                        -----------------    -----------------
OPERATIONS:
  Net investment income ...............................................   $   2,991,937        $   2,577,778
  Net realized gain on investments and foreign currency transactions ..       6,750,946            2,617,205
  Net change in unrealized appreciation/depreciation on
    investments and foreign currency translations .....................         862,232              620,592
                                                                          -------------        -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................      10,605,115            5,815,575
                                                                          -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...............................................      (2,627,453)          (2,296,707)
  Net realized gain on investments ....................................      (5,954,327)          (2,840,663)
                                                                          -------------        -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................................      (8,581,780)          (5,137,370)
                                                                          -------------        -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from capital share transactions    (126,289,556)           6,506,698
                                                                          -------------        -------------
  REDEMPTION FEES .....................................................             332                   27
                                                                          -------------        -------------
  NET INCREASE (DECREASE) IN NET ASSETS ...............................    (124,265,889)           7,184,930
NET ASSETS:
  Beginning of period .................................................     301,255,226          294,070,296
                                                                          -------------        -------------
  End of period (including undistributed net investment
    income of $0 and $0, respectively) ................................   $ 176,989,337        $ 301,255,226
                                                                          =============        =============


                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS
================================================================================

1. ORGANIZATION. The Gabelli ABC Fund (the "Fund"), a series of Gabelli Investor Funds, Inc. (the "Corporation"), was organized on October 30, 1992 as a Maryland corporation. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2005, there were no open repurchase agreements.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2005, there were no open futures contracts.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Fund did not hold any short positions as of December 31, 2005.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2005, there were no open forward foreign exchange contracts.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission (the "SEC") may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

EXPENSES. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each Fund's average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

CUSTODIAN FEE CREDITS. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset shown as "custodian fee credits".

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with Federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period when the differences arise. These reclassifications have no impact on the net asset value ("NAV") of the Fund, including the Fund's use of the tax accounting practice known as equalization, and the calculation of net

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

investment income per share in the Financial Highlights excludes these adjustments. For the year ended December 31, 2005, reclassifications were made to increase accumulated distributions in excess of net investment income by $420,539 and to increase accumulated distributions in excess of net realized gain on investments by $916,684, with an offsetting adjustment to additional paid-in capital.

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

                                             YEAR ENDED           YEAR ENDED
                                          DECEMBER 31, 2005    DECEMBER 31, 2004
                                          -----------------    -----------------
         DISTRIBUTIONS PAID FROM:
         Ordinary income (inclusive of
           short-term capital gains) ......  $9,621,608            $5,386,566
         Net long-term capital gains ......     191,573                    --
                                             ----------            ----------
         Total distributions paid .........  $9,813,181            $5,386,566
                                             ==========            ==========

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

As of December 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:


                  Net unrealized appreciation ............. $2,519,735
                  Other temporary differences .............   (155,000)
                                                            ----------
                  Total accumulated gain .................. $2,364,735
                                                            ==========

The following summarizes the tax cost of investments and related unrealized appreciation/depreciation at December 31, 2005:

                                        GROSS          GROSS      NET UNREALIZED
                                     UNREALIZED     UNREALIZED     APPRECIATION/
                         COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
                         ----       ------------   ------------   --------------
      Investments ...$158,322,769    $4,919,474    $(2,284,036)     $2,635,438

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser. Since April 1, 2002, the Adviser has voluntarily agreed to reduce its advisory fee by 0.50%, but may increase or decrease the advisory fee rate reduction at any time. The Fund's expenses were reduced by $1,184,775 for the year ended December 31, 2005. Such amounts are not recoverable in future years.

4. DISTRIBUTION PLAN. The Board of Directors of the Fund approved the elimination of the Fund's distribution and service plan (the "Plan") adopted by the Fund pursuant to rule 12b-1 under the 1940 Act effective as of February 25, 2004.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2005, other than short-term securities, aggregated $380,133,040 and $149,151,427, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2005, the Fund paid brokerage commissions of $226,313 to Gabelli & Company.

THE GABELLI ABC FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2005, the Fund reimbursed the Adviser $45,000 in connection with the cost of computing the Fund's NAV, which is included in miscellaneous expenses in the Statement of Operations.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit of up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. During the year ended December 31, 2005, there were no borrowings from the line of credit.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                          YEAR ENDED                        YEAR ENDED
                                       DECEMBER 31, 2005                 DECEMBER 31, 2004
                                -----------------------------       ---------------------------
                                   SHARES           AMOUNT            SHARES         AMOUNT
                                -----------     -------------       ----------     ------------
Shares sold ...................     593,644     $   5,899,245        5,283,745     $ 52,102,231
Shares issued upon
   reinvestment of dividends ..     640,813         6,305,599          396,288        3,899,474
Shares redeemed ............... (13,838,307)     (138,494,400)      (5,013,498)     (49,495,007)
                                -----------     -------------       ----------     ------------
  Net increase (decrease) ..... (12,603,850)    $(126,289,556)         666,535     $  6,506,698
                                ===========     =============       ==========     ============

Effective June 15, 2005 the Fund imposed a redemption fee of 2.00% on Fund shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. (From November 1, 2004 through June 14, 2005, the Fund imposed a redemption fee on shares that were redeemed or exchanged within the sixtieth day after the date of a purchase.) The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended December 31, 2005 and December 31, 2004 amounted to $332 and $27, respectively.

The redemption fee does not apply to shares purchased through programs that the Adviser determined to have appropriate short-term trading policies in place. Additionally, certain recordkeepers for qualified and non-qualified retirement plans that could not collect the redemption fee at the participant level due to systems limitations have received an extension to implement such systems.

9. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc., the Adviser's parent company, is responding to these requests for documents and testimony. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund.

THE GABELLI ABC FUND
FINANCIAL HIGHLIGHTS
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                           YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                              2005         2004        2003         2002        2001
                                                             ------       ------      ------       ------      ------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .................. $   9.85     $   9.83    $   9.64     $   9.65    $   9.45
                                                           --------     --------    --------     --------    --------
   Net investment income .................................     0.17         0.08        0.05         0.07        0.10
   Net realized and unrealized gain on investments .......     0.32         0.11        0.43         0.01        0.33
                                                           --------     --------    --------     --------    --------
   Total from investment operations ......................     0.49         0.19        0.48         0.08        0.43
                                                           --------     --------    --------     --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .................................    (0.15)       (0.08)      (0.01)       (0.05)      (0.09)
   Net realized gain on investments ......................    (0.34)       (0.09)      (0.28)       (0.04)      (0.14)
                                                           --------     --------    --------     --------    --------
   Total distributions ...................................    (0.49)       (0.17)      (0.29)       (0.09)      (0.23)
                                                           --------     --------    --------     --------    --------
REDEMPTION FEES ..........................................     0.00(b)      0.00(b)       --           --          --
                                                           --------     --------    --------     --------    --------
   NET ASSET VALUE, END OF PERIOD ........................ $   9.85     $   9.85    $   9.83     $   9.64    $   9.65
                                                           ========     ========    ========     ========    ========
   Total return+ .........................................     5.0%         1.9%        4.9%         0.9%        4.6%
                                                           ========     ========    ========     ========    ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .................. $176,989     $301,255    $294,070     $261,014    $167,409
   Ratio of net investment income to
      average net assets .................................    1.26%        0.83%       0.59%       0.74%        1.43%
   Ratio of operating expenses to average
     net assets before fees waived .......................    1.14%        1.15%       1.40%        1.39%       1.46%(a)
   Ratio of operating expenses to average
     net assets net of fees waived .......................    0.64%(c)     0.61%       0.65%       0.99%        1.46%(a)
   Portfolio turnover rate ...............................     127%         141%        244%         252%        308%

---------
  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The fund incurred interest expense during the year ended December 31, 2001. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.44%.
(b) Amount represents less than $0.005 per share.
(c) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio for the year ended December 31, 2005 would be 0.62%.

                 See accompanying notes to financial statements.

THE GABELLI ABC FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Directors of Gabelli Investor Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli ABC Fund (the "Fund"), a series of Gabelli Investor Funds, Inc., as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2002 were audited by other auditors whose report dated January 31, 2003, expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The
Gabelli ABC Fund, a series of Gabelli Investor Funds, Inc., at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
February 14, 2006

THE GABELLI ABC FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
================================================================================

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli ABC Fund Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli ABC Fund at One Corporate Center, Rye, NY 10580-1422.

                        TERM OF       NUMBER OF
NAME, POSITION(S)     OFFICE AND    FUNDS IN FUND
    ADDRESS 1          LENGTH OF   COMPLEX OVERSEEN     PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIPS
     AND AGE         TIME SERVED 2   BY DIRECTOR        DURING PAST FIVE YEARS                HELD BY DIRECTOR 4
-----------------    ------------- ----------------     ----------------------                ------------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI       Since 1993         24       Chairman of the Board and Chief Executive   Director of Morgan Group
Director and                                       Officer of GAMCO Investors, Inc. and        Holdings, Inc. (holding
Chief Investment Officer                           Chief Investment Officer - Value            company)
Age: 63                                            Portfolios of Gabelli Funds, LLC
                                                   and GAMCO Asset Management Inc.;
                                                   Chairman and Chief Executive
                                                   Officer of Lynch Interactive
                                                   Corporation (multimedia and
                                                   services)

NON-INTERESTED DIRECTORS:
------------------------
ANTHONY J. COLAVITA    Since 1993         34       Partner in the law firm of                        --
Director                                           Anthony J. Colavita, P.C.
Age: 70

VINCENT D. ENRIGHT     Since 1993         14       Former Senior Vice President and            Director of Aphton
Director                                           Chief Financial Officer of                  Corporation
Age: 62                                            KeySpan Energy Corporation                  (biopharmaceuticals)

MARY E. HAUCK          Since 2000          3       Retired Senior Manager of the Gabelli             --
Director                                           O'Connor Fixed Income Mutual Funds
Age: 63                                            Management Company

WERNER J. ROEDER, MD   Since 1993         23       Medical Director of Lawrence Hospital and         --
Director                                           practicing private physician
Age: 65


THE GABELLI ABC FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
================================================================================

                        TERM OF
NAME, POSITION(S)     OFFICE AND
    ADDRESS 1          LENGTH OF        PRINCIPAL OCCUPATION(S)
     AND AGE         TIME SERVED 2      DURING PAST FIVE YEARS
-----------------    -------------      ----------------------
OFFICERS:
--------
BRUCE N. ALPERT        Since 2003        Executive Vice President and Chief Operating
President and Treasurer                  Officer of Gabelli Funds, LLC since 1988 and
Age: 54                                  an officer of all of the registered investment
                                         companies in the Gabelli Funds complex. Director
                                         and President of Gabelli Advisers, Inc. since
                                         1998.

JAMES E. MCKEE         Since 1995        Vice President, General Counsel and Secretary of
Vice President and                       GAMCO Investors, Inc. since 1999 and GAMCO
Secretary                                Asset Management Inc. since 1993; Secretary of
Age:42                                   all of the registered investment companies in
                                         the Gabelli Funds complex.

PETER D. GOLDSTEIN     Since 2004        Director of Regulatory Affairs for GAMCO Investors, Inc.
Chief Compliance Officer                 since 2004; Chief Compliance Officer of all of the
Age: 52                                  registered  investment companies in the Gabelli
                                         Funds complex; Vice President of Goldman Sachs
                                         Asset Management from 2000 through 2004.

---------------
  1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
  2 Each Director will hold office for an indefinite  term until the earliest of
    (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. Effective November 16, 2005, Mr. Karl Otto Pohl resigned from the Board of Directors and now serves as Director Emeritus.
  3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Mr. Gabelli is considered an "interested person" because of his affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.
  4 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

--------------------------------------------------------------------------------

                   2005 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2005, the Fund paid to shareholders an ordinary income dividend (comprised of net investment income and short-term capital gains) totaling $0.48 and a distribution from long-term capital gain totaling $0.01 per share which is designated as a capital gain dividend. For the fiscal year ended December 31, 2005, 6.46% of the ordinary income dividend qualifies for the dividend received deduction available to corporations, and 11.06% of the ordinary income distribution was qualified dividend income.

  U.S. GOVERNMENT INCOME:

  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2005 which was derived from U.S. Treasury securities was 22.94%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli ABC Fund did not meet this strict requirement in 2005. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
================================================================================

     WHO ARE WE?
     The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and Gabelli Advisers, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE
        SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.


                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                            Mary E. Hauck
CHAIRMAN AND CHIEF                               FORMER SENIOR PORTFOLIO MANAGER
EXECUTIVE OFFICER                                GABELLI-O'CONNOR FIXED INCOME
GAMCO INVESTORS, INC.                            MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                              Werner J. Roeder, MD
ATTORNEY-AT-LAW                                  MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.                        LAWRENCE HOSPITAL

Vincent D. Enright
FORMER SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER
KEYSPAN ENERGY CORP.


                                    OFFICERS

Bruce N. Alpert                                  James E. McKee
PRESIDENT AND TREASURER                          SECRETARY

Peter D. Goldstein
CHIEF COMPLIANCE OFFICER


                                   DISTRIBUTOR
                             Gabelli & Company, Inc.


                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company


                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general information of the shareholders  of The
Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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GAB408Q405AR


                                          [GRAPHIC OMITTED]
                                          TRIANGLE ART

                                          THE
                                          GABELLI
                                          ABC
                                          FUND



                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2005

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $28,900 in 2005 and $26,300 in 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 in 2005 and $0 in 2004.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,600 in 2005 and $3,400 in 2004.

         Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2005 and $0 in 2004.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $68,600 in 2005 and $68,400 in 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Gabelli Investor Funds, Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer

Date     March 8, 2006
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Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert,
                           Principal Executive Officer & Principal
                           Financial Officer

Date     March 8, 2006
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* Print the name and title of each signing officer under his or her signature.